                                                                   EXHIBIT 99.01

CITIGROUP - FINANCIAL HIGHLIGHTS

                                                    2002             2001             2000
                                                ------------     ------------     ------------
INCOME FROM CONTINUING OPERATIONS               $     13,448     $     13,229     $     12,231
  Discontinued Operations, after-tax(1)                1,875            1,055            1,288
  Cumulative Effect of Accounting Changes(2)             (47)            (158)               -
                                                ------------     ------------     ------------
NET INCOME                                      $     15,276     $     14,126     $     13,519
                                                ============     ============     ============

BASIC EARNINGS PER SHARE:
  INCOME FROM CONTINUING OPERATIONS             $       2.63     $       2.61     $       2.43
  NET INCOME                                    $       2.99     $       2.79     $       2.69

DILUTED EARNINGS PER SHARE:
  INCOME FROM CONTINUING OPERATIONS             $       2.59     $       2.55     $       2.37
  NET INCOME                                    $       2.94     $       2.72     $       2.62

TOTAL REVENUE, NET OF INTEREST EXPENSE(3)       $     71,308     $     67,367     $     63,572

TOTAL ASSETS                                    $  1,097,190     $  1,051,450     $    902,210

COMMON STOCKHOLDERS' EQUITY                     $     85,318     $     79,722     $     64,461

TOTAL STOCKHOLDERS' EQUITY                      $     86,718     $     81,247     $     66,206

RETURN ON AVG. COMMON EQUITY                            18.6%            19.7%            22.4%

BOOK VALUE PER SHARE                            $      16.60     $      15.48     $      12.84

DILUTED COMMON SHARES OUTSTANDING (MILLIONS)           5,166            5,147            5,122

MARKET CAPITALIZATION (AT YEAR-END)             $    180,900     $    259,900     $    256,400

EMPLOYEES (FULL NUMBER)(4)                           250,000          268,000          233,000

                                                    1999             1998             1997
                                                ------------     ------------     ------------
INCOME FROM CONTINUING OPERATIONS               $     10,193     $      5,846     $      6,648
  Discontinued Operations, after-tax(1)                1,177            1,104            1,034
  Cumulative Effect of Accounting Changes(2)            (127)               -                -
                                                ------------     ------------     ------------
NET INCOME                                      $     11,243     $      6,950     $      7,682
                                                ============     ============     ============

BASIC EARNINGS PER SHARE:
  INCOME FROM CONTINUING OPERATIONS             $       2.02     $       1.13     $       1.27
  NET INCOME                                    $       2.23     $       1.35     $       1.48

DILUTED EARNINGS PER SHARE:
  INCOME FROM CONTINUING OPERATIONS             $       1.96     $       1.10     $       1.23
  NET INCOME                                    $       2.17     $       1.31     $       1.42

TOTAL REVENUE, NET OF INTEREST EXPENSE(3)       $     54,809     $     44,964     $     43,467

TOTAL ASSETS                                    $    795,584     $    740,336     $    755,167

COMMON STOCKHOLDERS' EQUITY                     $     56,395     $     48,761     $     44,610

TOTAL STOCKHOLDERS' EQUITY                      $     58,290     $     51,035     $     47,956

RETURN ON AVG. COMMON EQUITY                            21.5%            14.4%            17.5%

BOOK VALUE PER SHARE                            $      11.23     $       9.66     $       8.80

DILUTED COMMON SHARES OUTSTANDING (MILLIONS)           5,128            5,144            5,226

MARKET CAPITALIZATION (AT YEAR-END)             $    209,800     $    125,400     $    136,500

EMPLOYEES (FULL NUMBER)                              212,500          202,400          184,300

(1) On August 20, 2002, Citigroup completed the distribution to its stockholders of a majority portion of its remaining ownership interest in Travelers Property Casualty Corp. (TPC). As required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the results of TPC are reported in the Company's Statement of Income separately as discontinued operations for all periods presented. In accordance with SFAS No. 144, the Statement of Consolidated Financial Position has not been restated. TPC represented the primary vehicle by which Citigroup engaged in the property and casualty insurance business.

(2) Accounting changes in 2002 of ($47) million include the adoption of the remaining provisions of SFAS 142. Accounting changes in 2001 include ($42) million and ($116) million relating to the adoption of SFAS 133 and EITF 99-20, respectively. Accounting changes in 1999 include the adoption of SOP 97-3 of ($135) million, SOP 98-7 of $23 million and SOP 98-5 of ($15) million.

(3) Revenues, Net of Interest Expense, and Benefits, Claims, and Credit Losses are disclosed on an owned basis (under Generally Accepted Accounting Principles (GAAP)). If this table were prepared on a managed basis, which includes certain effects of securitization activities including receivables held for securitization and receivables sold with servicing retained, there would be no impact to net income, but revenues, net of interest expense, and benefits, claims, and credit losses would each have been increased by $4.123 billion, $3.568 billion, $2.459 billion, $2.707 billion, $2.364 billion and $1.734 billion in 2002, 2001, 2000, 1999, 1998, and 1997, respectively.
    Although a managed basis presentation is not in conformity with GAAP, it provides a representation of performance and key indicators of the credit-card business that is consistent with the view the Company uses to manage the business.

(4) Includes TPC employees prior to 2002.

CITIGROUP - KEY DATA

                                                                         2002            2001            2000
                                                                     --------------------------------------------
LEVERAGE RATIOS:
       DEBT/TOTAL CAPITALIZATION                                            32.73%          28.89%          20.78%
       DEBT + PREFERRED SECURITIES/TOTAL CAPITALIZATION                     37.26%          34.72%          26.40%
UNREALIZED GAIN/(LOSS) ON INVESTMENT SECURITIES (AFTER-TAX)          $      1,957    $        852    $        973
-----------------------------------------------------------------------------------------------------------------
PRICE(1):
       HIGH                                                          $      48.50    $      52.51    $      54.91
       LOW                                                                  25.18           33.91           33.57
       CLOSE                                                         $      35.19    $      47.08    $      47.62
-----------------------------------------------------------------------------------------------------------------
REPURCHASES:
       NUMBER OF SHARES (IN THOUSANDS)                                    151,102          64,184          87,149
       COST                                                          $      5,483    $      3,045    $      4,066
       CUMULATIVE                                                    $     31,662    $     26,179    $     23,134
-----------------------------------------------------------------------------------------------------------------
VALUATION AT YEAR-END:
       PRICE/EARNINGS (DILUTED - INCOME FROM CONTINUING OPERATIONS)            14x             18x             20x
-----------------------------------------------------------------------------------------------------------------

                                                                         1999            1998            1997
                                                                     --------------------------------------------
LEVERAGE RATIOS:
       DEBT/TOTAL CAPITALIZATION                                             6.38%           6.04%           3.40%
       DEBT + PREFERRED SECURITIES/TOTAL CAPITALIZATION                     13.90%          13.69%           9.48%
UNREALIZED GAIN/(LOSS) ON INVESTMENT SECURITIES (AFTER-TAX)          $      1,647    $      1,433    $      1,697
-----------------------------------------------------------------------------------------------------------------
PRICE(1):
       HIGH                                                          $      40.75    $      34.04    $      26.35
       LOW                                                                  23.46           14.81           13.83
       CLOSE                                                         $      38.95    $      23.17    $      25.12
-----------------------------------------------------------------------------------------------------------------
REPURCHASES:
       NUMBER OF SHARES (IN THOUSANDS)                                    116,697         126,742         153,680
       COST                                                          $      3,954    $      3,139    $      3,467
       CUMULATIVE                                                    $     19,068    $     15,114    $     11,975
-----------------------------------------------------------------------------------------------------------------
VALUATION AT YEAR-END(1):
       PRICE/EARNINGS (DILUTED - INCOME FROM CONTINUING OPERATIONS)           20x             21x             19x
-----------------------------------------------------------------------------------------------------------------

(1) Adjusted for stock splits through 4/01. All periods adjusted to reflect the TPC distribution.

CITIGROUP
SEGMENT NET INCOME
PRODUCT VIEW
(In millions of dollars)

                                                         2002           2001           2000           1999
                                                     ------------   ------------   ------------   ------------
GLOBAL CONSUMER:
   Cards                                             $      3,125   $      2,536   $      2,179   $      1,664
   Consumer Finance                                         2,210          1,905          1,365          1,184
   Retail Banking                                           3,230          2,508          1,957          1,659
   Other                                                     (140)          (113)           (91)            18
                                                     ------------   ------------   ------------   ------------
     TOTAL GLOBAL CONSUMER                                  8,425          6,836          5,410          4,525
                                                     ------------   ------------   ------------   ------------

GLOBAL CORPORATE AND INVESTMENT BANK:
   Capital Markets and Banking                              3,871          3,887          3,567          3,334
   Transaction Services                                       521            407            465            173
   Other(1)                                                (1,363)            52            (29)            33
                                                     ------------   ------------   ------------   ------------
     TOTAL GLOBAL CORPORATE AND INVESTMENT BANK             3,029          4,346          4,003          3,540
                                                     ------------   ------------   ------------   ------------

PRIVATE CLIENT SERVICES                                       722            767          1,068            914
                                                     ------------   ------------   ------------   ------------

GLOBAL INVESTMENT MANAGEMENT:
   Life Insurance and Annuities                               836            836            794            635
   Private Bank                                               456            368            317            270
   Asset Management                                           521            392            349            338
                                                     ------------   ------------   ------------   ------------
     TOTAL GLOBAL INVESTMENT MANAGEMENT                     1,813          1,596          1,460          1,243
                                                     ------------   ------------   ------------   ------------

PROPRIETARY INVESTMENT ACTIVITIES(2)                         (448)           318          1,340            583

CORPORATE/OTHER                                               (93)          (634)        (1,050)          (612)
                                                     ------------   ------------   ------------   ------------

INCOME FROM CONTINUING OPERATIONS                          13,448         13,229         12,231         10,193

INCOME FROM DISCONTINUED OPERATIONS                         1,875          1,055          1,288          1,177

CUMULATIVE EFFECT OF ACCOUNTING CHANGES                       (47)          (158)             -           (127)
                                                     ------------   ------------   ------------   ------------

TOTAL NET INCOME                                     $     15,276   $     14,126   $     13,519   $     11,243
                                                     ============   ============   ============   ============

(1) 2002 includes a $1.3 billion after-tax reserve for settlement-in-principle and charge for regulatory and legal matters.

(2) Includes Realized Insurance Investment Portfolio Gains/(Losses) primarily from the Life Insurance and Annuities and Primerica Financial Services businesses.

CITIGROUP
SEGMENT REVENUES, NET OF INTEREST EXPENSE
PRODUCT VIEW
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
GLOBAL CONSUMER:
   Cards                                        $     13,788   $     12,054   $     10,703   $      9,119
   Consumer Finance                                    9,654          8,838          7,704          6,601
   Retail Banking                                     13,335         11,281          9,696          9,213
   Other                                                 292            192            216            544
                                                ------------   ------------   ------------   ------------
     TOTAL GLOBAL CONSUMER                            37,069         32,365         28,319         25,477
                                                ------------   ------------   ------------   ------------

GLOBAL CORPORATE AND INVESTMENT BANK:
   Capital Markets and Banking                        16,898         17,492         16,192         13,457
   Transaction Services                                3,537          3,516          3,427          2,890
   Other                                                (217)          (202)          (277)          (210)
                                                ------------   ------------   ------------   ------------
     TOTAL GLOBAL CORPORATE AND INVESTMENT
       BANK                                           20,218         20,806         19,342         16,137
                                                ------------   ------------   ------------   ------------

PRIVATE CLIENT SERVICES                                5,717          5,940          6,900          5,923
                                                ------------   ------------   ------------   ------------

GLOBAL INVESTMENT MANAGEMENT:
   Life Insurance and Annuities
   Private Bank                                        4,412          4,379          4,018          3,464
   Asset Management                                    1,695          1,542          1,417          1,212
     TOTAL GLOBAL INVESTMENT MANAGEMENT                2,068          2,085          1,895          1,503
                                                ------------   ------------   ------------   ------------
                                                       8,175          8,006          7,330          6,179
                                                ------------   ------------   ------------   ------------

PROPRIETARY INVESTMENT ACTIVITIES(1)                    (471)           584          2,263            971

CORPORATE/OTHER                                          600           (334)          (582)           122
                                                ------------   ------------   ------------   ------------

TOTAL REVENUE, NET OF INTEREST EXPENSE          $     71,308   $     67,367   $     63,572   $     54,809
                                                ============   ============   ============   ============

(1) Includes Realized Insurance Investment Portfolio Gains/(Losses) primarily from the Life Insurance and Annuities and Primerica Financial Services businesses.

CITIGROUP
GLOBAL CONSUMER
CARDS
(In millions of dollars)

                                                           2002           2001           2000           1999
                                                       ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE                      $     13,788   $     12,054   $     10,703   $      9,119
Operating expenses                                            5,560          5,499          5,343          4,721
Provision for credit losses                                   3,424          2,596          1,951          1,755
                                                       ------------   ------------   ------------   ------------
Income before taxes and minority interest                     4,804          3,959          3,409          2,643
Income taxes                                                  1,677          1,423          1,230            979
Minority interest, after-tax                                      2              -              -              -
                                                       ------------   ------------   ------------   ------------
NET INCOME                                             $      3,125   $      2,536   $      2,179   $      1,664
                                                       ============   ============   ============   ============

Average assets (in billions of dollars)                $         63   $         60   $         57   $         45
                                                       ============   ============   ============   ============

Return on assets                                               4.96%          4.23%          3.82%          3.70%
                                                       ============   ============   ============   ============

KEY INDICATORS (ON A MANAGED BASIS)

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
   North America                                               88.7           93.1           85.8           77.2
   International                                               13.5           12.9           11.3            9.4
                                                       ------------   ------------   ------------   ------------
   Total                                                      102.2          106.0           97.1           86.6
                                                       ============   ============   ============   ============

TOTAL SALES (IN BILLIONS OF DOLLARS):
   North America                                       $      245.1   $      233.2   $      231.4   $      200.4
   International                                               34.0           32.4           34.2           33.4
                                                       ------------   ------------   ------------   ------------
   Total                                               $      279.1   $      265.6   $      265.6   $      233.8
                                                       ============   ============   ============   ============

AVERAGE MANAGED LOANS (IN BILLIONS OF DOLLARS):
   North America                                       $      110.2   $      104.6   $       94.0   $       81.7
   International                                               10.8           10.0            9.8            8.7
                                                       ------------   ------------   ------------   ------------
   Total                                               $      121.0   $      114.6   $      103.8   $       90.4
                                                       ============   ============   ============   ============

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
   North America                                       $      6,668   $      5,655   $      4,017   $      3,979
   International                                                507            396            350            437
                                                       ------------   ------------   ------------   ------------
   Total                                               $      7,175   $      6,051   $      4,367   $      4,416
                                                       ============   ============   ============   ============

END OF PERIOD MANAGED RECEIVABLES                      $      131.9   $      122.6   $      115.4   $       96.8
(IN BILLIONS OF DOLLARS)

NET CREDIT LOSS RATIO                                          5.93%          5.28%          4.21%          4.88%

LOANS 90+DAYS PAST DUE:

In millions of dollars                                 $      2,398   $      2,384   $      1,671   $      1,531
%                                                              1.84%          1.96%          1.46%          1.59%

CITIGROUP
GLOBAL CONSUMER
CARDS
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA:
REVENUES, NET OF INTEREST EXPENSE               $     11,490   $      9,931   $      7,787   $      7,272
Operating expenses                                     4,412          4,353          4,131          3,662
Provision for credit losses                            2,843          2,192          1,593          1,300
                                                ------------   ------------   ------------   ------------
Income before taxes                                    4,235          3,386          2,063          2,310
Income taxes                                           1,494          1,227            295            854
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      2,741   $      2,159   $      1,768   $      1,456
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $         52   $         50   $         46   $         36
                                                ============   ============   ============   ============

Return on assets                                        5.27%          4.32%          3.84%          4.04%
                                                ============   ============   ============   ============

INTERNATIONAL:
REVENUES, NET OF INTEREST EXPENSE               $      2,298   $      2,123   $      2,916   $      1,847
Operating expenses                                     1,148          1,146          1,212          1,059
Provision for credit losses                              581            404            358            455
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest                569            573          1,346            333
Income taxes                                             183            196            935            125
Minority interest, after-tax                               2              -              -              -
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        384   $        377   $        411   $        208
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $         12   $         11   $         11   $          9
                                                ============   ============   ============   ============

Return on assets                                        3.20%          3.43%          3.74%          2.31%
                                                ============   ============   ============   ============

CITIGROUP
GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $      9,654   $      8,838   $      7,704   $      6,601
Operating expenses                                     3,002          3,336          3,446          2,831
Provision for credit losses                            3,240          2,499          2,127          1,880
                                                ------------   ------------   ------------   ------------
Income before taxes                                    3,412          3,003          2,131          1,890
Income taxes                                           1,202          1,098            766            706
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      2,210   $      1,905   $      1,365   $      1,184
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $         91   $         84   $         76   $         64
                                                ============   ============   ============   ============

Return on assets                                        2.43%          2.27%          1.80%          1.85%
                                                ============   ============   ============   ============

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   Real estate secured loans                    $       46.9   $       44.1   $       37.8   $       32.9
   Personal loans                                       20.6           19.2           17.3           15.1
   Auto                                                  6.6            4.6            3.7            2.0
   Sales finance and other                               3.8            3.5            3.5            3.7
                                                ------------   ------------   ------------   ------------
      Total                                     $       77.9   $       71.4   $       62.3   $       53.7
                                                ============   ============   ============   ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   North America                                $       62.3   $       57.7   $       51.3   $       45.2
   International                                        15.6           13.7           11.0            8.5
                                                ------------   ------------   ------------   ------------
      Total                                     $       77.9   $       71.4   $       62.3   $       53.7
                                                ============   ============   ============   ============

AVERAGE YIELD:
   North America                                       12.89%         13.66%         14.17%         14.46%
   International                                       22.72%         25.13%         23.69%         22.89%
      Total                                            14.87%         15.85%         15.89%         15.80%

AVERAGE NET INTEREST MARGIN:
   North America                                        8.47%          8.19%          8.01%          8.45%
   International                                       21.14%         22.13%         21.66%         20.59%
      Total                                            11.01%         10.86%         10.46%         10.38%

NET CREDIT LOSS RATIO                                   3.81%          3.10%          2.96%          2.99%

LOANS 90+ DAYS PAST DUE:
   In millions of dollars                       $      2,119   $      2,243   $      1,435   $      1,131
   %                                                    2.52%          3.04%          2.15%          1.94%

NUMBER OF OFFICES:
   North America                                       2,411          2,413          2,863          3,008
   International                                       1,134          1,150          1,170            915
                                                ------------   ------------   ------------   ------------
      Total                                            3,545          3,563          4,033          3,923
                                                ============   ============   ============   ============

CITIGROUP
GLOBAL CONSUMER
CONSUMER FINANCE
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA:
REVENUES, NET OF INTEREST EXPENSE               $      6,226   $      5,657   $      5,163   $      4,702
Operating expenses                                     1,957          2,133          2,433          2,045
Provision for credit losses                            2,084          1,747          1,527          1,448
                                                ------------   ------------   ------------   ------------
Income before taxes                                    2,185          1,777          1,203          1,209
Income taxes                                             795            661            437            448
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      1,390   $      1,116   $        766   $        761
                                                ============   ============   ============   ============

Average Assets (in billions of dollars)         $         71   $         67   $         57   $         49
                                                ============   ============   ============   ============

Return on Assets                                        1.96%          1.67%          1.34%          1.55%
                                                ============   ============   ============   ============

INTERNATIONAL:
REVENUES, NET OF INTEREST EXPENSE               $      3,428   $      3,181   $      2,541   $      1,899
Operating expenses                                     1,045          1,203          1,013            786
Provision for credit losses                            1,156            752            600            432
                                                ------------   ------------   ------------   ------------
Income before taxes                                    1,227          1,226            928            681
Income taxes                                             407            437            329            258
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        820   $        789   $        599   $        423
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $         20   $         17   $         19   $         15
                                                ============   ============   ============   ============

Return on assets                                        4.10%          4.64%          3.15%          2.82%
                                                ============   ============   ============   ============

CITIGROUP
GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $     13,335   $     11,281   $      9,696   $      9,213
Operating expenses                                     7,149          6,300          5,585          5,343
Provision for credit losses                            1,235          1,061            980          1,188
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest              4,951          3,920          3,131          2,682
Income taxes                                           1,683          1,385          1,155          1,004
Minority interest, after-tax                              38             27             19             19
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      3,230   $      2,508   $      1,957   $      1,659
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $        176   $        139   $        110   $        105
                                                ============   ============   ============   ============

Return on assets                                        1.84%          1.80%          1.78%          1.58%
                                                ============   ============   ============   ============

KEY INDICATORS

AVERAGE CUSTOMER DEPOSITS (IN BILLIONS OF
   DOLLARS):
   North America (excluding Mexico)             $       66.4   $       55.3   $       47.0   $       44.9
   Mexico                                               24.8           12.9            3.0            2.8
   Western Europe                                       12.9           13.1           12.0           13.3
   Japan                                                17.5           14.9           13.6           11.4
   Asia (excluding Japan)                               34.9           35.5           33.9           31.1
   Latin America                                         7.4            9.4            9.5            9.4
   CEEMEA                                                6.3            5.9            3.8            3.6
                                                ------------   ------------   ------------   ------------
      Total                                     $      170.2   $      147.0   $      122.8   $      116.5
                                                ============   ============   ============   ============

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
   North America                                $       75.6   $       59.8   $       45.4   $       38.0
   International                                        37.4           37.6           36.4           36.9
                                                ------------   ------------   ------------   ------------
      Total average loans(1)                    $      113.0   $       97.4   $       81.8   $       74.9
                                                ============   ============   ============   ============

EOP ACCOUNTS (IN MILLIONS):
   North America                                        26.5           21.8           12.5           11.9
   International                                        18.2           18.9           16.9           15.5
                                                ------------   ------------   ------------   ------------
      Total                                             44.7           40.7           29.4           27.4
                                                ============   ============   ============   ============

NET CREDIT LOSS RATIO                                   0.67%          0.65%          0.76%          0.90%

LOANS 90+DAYS PAST DUE:
   In millions of dollars                       $      4,150   $      3,437   $      2,124   $      2,223
   %                                                    2.84%          3.30%          2.37%          2.82%

MUTUAL FUND/UIT SALES AT NAV (IN MILLIONS OF
   DOLLARS)(2):
   Citibanking North America                    $      3,225   $      4,722   $      6,507   $      5,135
   Primerical Financial Services                $      3,309   $      3,409   $      4,220   $      3,124

VARIABLE ANNUITY NET WRITTEN PREMIUMS &
   DEPOSITS (IN MILLIONS OF DOLLARS):
   Citibanking North America                    $        329   $        372   $        381   $        233
   Primerical Financial Services                $        156   $        217   $        288   $        241

CONSUMER ASSETS:
   Loans Serviced for Others                    $      348.2   $      269.9
   Mortgage Orginations                         $       55.2   $       32.3   $       19.1   $       18.2
   Student Loan Originations                    $        6.0   $        4.4   $        4.4   $        2.3

PRIMERICA FINANCIAL SERVICES:
   Agents Licensed for Life Insurance                107,378         95,679         86,900         79,809
   Life Insurance in Force (in billions of
     dollars)                                   $      466.8   $      434.8   $      412.7   $      394.9
   Loan Volumes (in millions of dollars)        $    4,736.4   $    3,869.8   $    2,092.3   $    1,920.1

(1) Includes loans held-for-sale.
(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

CITIGROUP
GLOBAL CONSUMER
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
GEOGRAPHIC AND BUSINESS DISTRIBUTION

REVENUES, NET OF INTEREST EXPENSE:

NORTH AMERICA:
   Citibanking North America                    $      3,344   $      2,872   $      2,421   $      2,272
   Consumer Assets                                     1,292          1,022            904            820
   Primerica Financial Services                        2,055          1,979          1,915          1,774
   Mexico                                              2,126          1,005            158            275
                                                ------------   ------------   ------------   ------------
   TOTAL NORTH AMERICA RETAIL BANKING           $      8,817   $      6,878   $      5,398   $      5,141
                                                ------------   ------------   ------------   ------------

INTERNATIONAL:
   Western Europe                               $      1,876   $      1,567   $      1,548   $      1,619
   Japan                                                 502            435            420            342
   Asia (excluding Japan)                              1,362          1,297          1,212          1,040
   Latin America                                         374            763            856            858
   CEEMEA                                                404            341            262            213
                                                ------------   ------------   ------------   ------------
   TOTAL INTERNATIONAL RETAIL BANKING           $      4,518   $      4,403   $      4,298   $      4,072
                                                ------------   ------------   ------------   ------------

   TOTAL RETAIL BANKING                         $     13,335   $     11,281   $      9,696   $      9,213
                                                ============   ============   ============   ============

NET INCOME:

NORTH AMERICA:
   Citibanking North America                    $        796   $        623   $        371   $        292
   Consumer Assets                                       441            341            292            249
   Primerica Financial Services                          534            512            492            452
   Mexico                                                464             45            (86)            34
                                                ------------   ------------   ------------   ------------
   TOTAL NORTH AMERICA RETAIL BANKING           $      2,235   $      1,521   $      1,069   $      1,027
                                                ------------   ------------   ------------   ------------

INTERNATIONAL:
   Western Europe                               $        420   $        304   $        290   $        264
   Japan                                                 187            134            123             83
   Asia (excluding Japan)                                456            418            342            209
   Latin America                                        (126)            78            102             61
   CEEMEA                                                 58             53             31             15
                                                ------------   ------------   ------------   ------------
   TOTAL INTERNATIONAL RETAIL BANKING           $        995   $        987   $        888   $        632
                                                ------------   ------------   ------------   ------------

   TOTAL RETAIL BANKING                         $      3,230   $      2,508   $      1,957   $      1,659
                                                ============   ============   ============   ============

BRANCHES:

NORTH AMERICA:
   Citibanking North America                             812            460            380            384
   Mexico                                              1,422          1,485            196            241
                                                ------------   ------------   ------------   ------------
   TOTAL NORTH AMERICA RETAIL BANKING                  2,234          1,945            576            625
                                                ------------   ------------   ------------   ------------

INTERNATIONAL:
   Western Europe                                        429            436            436            434
   Japan                                                  23             22             22             22
   Asia (excluding Japan)                                 83             77             77             72
   Latin America                                         164            196            210            206
   CEEMEA                                                192            182            153             32
                                                ------------   ------------   ------------   ------------
   TOTAL INTERNATIONAL RETAIL BANKING                    891            913            898            766
                                                ------------   ------------   ------------   ------------

   TOTAL RETAIL BANKING                                3,125          2,858          1,474          1,391
                                                ============   ============   ============   ============

CITIGROUP
GLOBAL CONSUMER
OTHER CONSUMER
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $        292   $        192   $        216   $        544
Operating expenses                                       523            423            363            609
Provision for credit losses                                -            (60)             5           (103)
                                                ------------   ------------   ------------   ------------
Income before taxes                                     (231)          (171)          (152)            38
Income taxes                                             (91)           (58)           (61)            20
                                                ------------   ------------   ------------   ------------
NET INCOME (LOSS)                               $       (140)  $       (113)  $        (91)  $         18
                                                ============   ============   ============   ============

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK AND PRIVATE CLIENT SERVICES
INCOME STATEMENT
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE:
  Commissions and Fees                          $      5,463   $      5,200   $      5,694   $      4,813
  Asset Management and Administration Fees             2,549          2,717          2,785          2,163
  Investment Banking                                   4,014          4,516          4,094          3,353
  Principal Transactions                               4,123          4,841          5,195          4,557
  Other Revenue                                          691          1,012          1,583            837
                                                ------------   ------------   ------------   ------------
    Total Non-Interest Revenues                       16,840         18,286         19,351         15,723
    Net Interest and Dividends                         9,095          8,460          6,891          6,337
                                                ------------   ------------   ------------   ------------
      Total Revenues, Net of Interest Expense         25,935         26,746         26,242         22,060
                                                ------------   ------------   ------------   ------------

NON-INTEREST EXPENSES:
  Compensation and Benefits                           10,092         11,353         11,252          9,553
  Other Operating and Administrative Expenses(1)       7,209          5,967          6,047          4,900
                                                ------------   ------------   ------------   ------------
    Total Non-Interest Expenses                       17,301         17,320         17,299         14,453
                                                ------------   ------------   ------------   ------------

Provision for Credit Losses                            2,820          1,464            947            542
                                                ------------   ------------   ------------   ------------
Net Income Before Taxes and Minority Interest          5,814          7,962          7,996          7,065
Income Taxes and Minority Interest, after-tax          2,063          2,849          2,925          2,611
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      3,751   $      5,113   $      5,071   $      4,454
                                                ============   ============   ============   ============

(1) 2002 includes a $1.3 billion after-tax reserve for settlement-in-principle and charge for regulatory and legal matters.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $     16,898   $     17,492   $     16,192   $     13,457
Operating expenses                                     8,350          9,941          9,528          7,656
Provision for credit losses                            2,605          1,439            920            468
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest              5,943          6,112          5,744          5,333
Income taxes                                           2,048          2,206          2,152          1,990
Minority interest, after-tax                              24             19             25              9
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      3,871   $      3,887   $      3,567   $      3,334
                                                ============   ============   ============   ============

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
   DEBT AND EQUITY:
      Global Volume(1)                          $    414,925   $    496,691   $    359,857   $    341,949
      Global Market Share                               10.6%          12.1%          10.9%          10.0%
      Rank                                                 1              1              2              2

      U.S. Volume(2)                            $    336,299   $    403,924   $    261,651   $    279,051
      U.S. Market Share                                 12.1%          13.9%          13.1%          12.8%
      Rank                                                 1              1              2              2

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.
(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $      3,537   $      3,516   $      3,427   $      2,890
Operating expenses                                     2,557          2,845          2,680          2,531
Provision for credit losses                              209             21             27             74
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest                771            650            720            285
Income taxes                                             249            236            262            113
Minority interest, after-tax                               1              7             (7)            (1)
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        521   $        407   $        465   $        173
                                                ============   ============   ============   ============

LIABILITY BALANCES (AVERAGE IN BILLIONS)        $         85   $         77   $         64   $         56

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)         $        5.1   $        4.8   $        4.1   $        3.8

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
OTHER CORPORATE
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $       (217)  $       (202)  $       (277)  $       (210)
Operating expenses                                     1,839           (176)          (100)          (194)
                                                ------------   ------------   ------------   ------------
Loss before taxes                                     (2,056)           (26)          (177)           (16)
Income tax benefits                                     (693)           (78)          (148)           (49)
                                                ------------   ------------   ------------   ------------
NET INCOME (LOSS)                               $     (1,363)  $         52   $        (29)  $         33
                                                ============   ============   ============   ============

(1) 2002 includes a $1.3 billion after-tax reserve for settlement-in-principle and charge for regulatory and legal matters.

CITIGROUP
PRIVATE CLIENT SERVICES
(In millions of dollars)

                                                             2002           2001           2000           1999
                                                         ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE                        $      5,717   $      5,940   $      6,900   $      5,923
Operating expenses                                              4,555          4,710          5,191          4,460
Provision for credit losses                                         6              4              -              -
                                                         ------------   ------------   ------------   ------------
Income before taxes                                             1,156          1,226          1,709          1,463
Income taxes                                                      434            459            641            549
                                                         ------------   ------------   ------------   ------------
NET INCOME                                               $        722   $        767   $      1,068   $        914
                                                         ============   ============   ============   ============

PRIVATE CLIENT
   Financial Consultants                                       12,690         12,927         12,353         11,463
   Annualized Revenue per FC (in thousands of
      dollars)                                           $        447   $        466   $        583   $        534
   Branch offices                                                 536            536            522            485

SMITH BARNEY CLIENT ASSETS (IN BILLIONS OF
   DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT:
   Consulting Group and Internally Managed
      Accounts                                           $        127   $        150   $        146   $        126
   Financial Consultant Managed Accounts                           52             55             56             44
                                                         ------------   ------------   ------------   ------------
      TOTAL ASSETS UNDER FEE-BASED
        MANAGEMENT(1)                                    $        179   $        205   $        202   $        170
                                                         ============   ============   ============   ============

CLIENT ASSETS WITH SMITH BARNEY                          $        897   $        977   $        977   $        965

U.S. Bank Deposit Program                                $       41.1   $       35.6   $          -   $          -

(1) Includes assets managed jointly Global Investment Management.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE(1)            $      4,412   $      4,379   $      4,018   $      3,464
Operating expenses                                     2,726          2,745          2,388            468
Provision for credit losses                              501            394            447          2,033
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest              1,185          1,240          1,183            963
Income taxes                                             349            394            389            328
Minority interest, after-tax                               -             10              -              -
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        836   $        836   $        794   $        635
                                                ============   ============   ============   ============

NET INCOME:
   Travelers Life & Annuity                     $        776   $        818   $        777   $        624
   International Insurance Manufacturing        $         60   $         18   $         17   $         11

INCOME BEFORE TAX (CONTRIBUTION BY SOURCE):
   Individual annuities                         $        418   $        433   $        466   $        373
   Group annuities                                       365            439            418            280
   Life and long-term care insurance                     259            260            202            174
   Other (includes run-off and return on
      excess capital)                                     66             73             71            119
                                                ------------   ------------   ------------   ------------
      Total Travelers Life & Annuity                   1,108          1,205          1,157            946
   Total International Insurance Manufacturing            77             35             26             17
                                                ------------   ------------   ------------   ------------
      TOTAL LIFE INSURANCE AND ANNUITIES        $      1,185   $      1,240   $      1,183   $        963
                                                ============   ============   ============   ============

TRAVELERS LIFE AND ANNUITY:

INDIVIDUAL ANNUITIES
NET WRITTEN PREMIUMS AND DEPOSITS
   Fixed                                        $      2,240   $      2,120   $      1,267   $      1,008
   Variable                                            3,135          4,000          5,025          4,265
   Individual Payout                                      58             59             80             78
                                                ------------   ------------   ------------   ------------
      Total                                     $      5,433   $      6,179   $      6,372   $      5,351
                                                ============   ============   ============   ============

POLICYHOLDER ACCOUNT BALANCES & BENEFIT
   RESERVES(2)
   Fixed                                        $     11,076   $      9,289   $      8,050   $      7,994
   Variable                                           16,730         20,117         20,704         19,311
   Individual Payout                                     615            626            630            617
                                                ------------   ------------   ------------   ------------
      Total                                     $     28,421   $     30,032   $     29,384   $     27,922
                                                ============   ============   ============   ============

GROUP ANNUITIES:
Net written premiums and deposits(3)            $      6,292   $      7,068   $      5,528   $      5,619

Policyholder account balances & benefit
   reserves:(2)
   GIC's and other investment contracts         $     16,098   $     15,345   $     12,599   $     10,754
   Payout Group annuities                              6,229          5,647          4,861          4,363
                                                ------------   ------------   ------------   ------------
      Total                                     $     22,327   $     20,992   $     17,460   $     15,117
                                                ============   ============   ============   ============

INDIVIDUAL LIFE INSURANCE:
NET WRITTEN PREMIUMS AND DEPOSITS
   Direct periodic premiums and deposits        $        771   $        652   $        511   $        409
   Single premium deposits                               285            208             98             84
   Reinsurance                                          (113)           (96)           (83)           (71)
                                                ------------   ------------   ------------   ------------
      Total                                     $        943   $        764   $        526   $        422
                                                ============   ============   ============   ============

Policyholder account balances & benefit
   reserves                                     $      3,852   $      3,401   $      2,983   $      2,682

Life insurance in force (in billions, face
   amt.)                                        $       82.0   $       75.0   $       66.9   $       60.6

Life insurance issued (in billions, face amt.)  $       15.0   $       13.8   $       11.7   $       10.7

(1) Excludes Realized Gain/(Losses) on Investments.
(2) Includes general account, separate accounts and managed funds.
(3) Excludes deposits of $250.0 million, $909.0 million, $320.0 million and $580.2 million in 2002, 2001, 2000 and 1999, respectively, related to Citigroup plans previously managed externally.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANK
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $      1,695   $      1,542   $      1,417   $      1,212
Operating expenses                                     1,007            946            892            768
Provision for credit losses                               18             23             23             12
                                                ------------   ------------   ------------   ------------
Income before taxes                                      670            573            502            432
Income taxes                                             214            205            185            162
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        456   $        368   $        317   $        270
                                                ============   ============   ============   ============

Average assets (in billions of dollars)         $         29   $         26   $         25   $         20
                                                ============   ============   ============   ============

Return on average assets                                1.57%          1.42%          1.27%          1.35%
                                                ============   ============   ============   ============

Client Business Volumes (in billions of
   dollars)                                     $        164   $        159   $        153   $        140
                                                ============   ============   ============   ============

CLIENT BUSINESS VOLUMES (IN BILLIONS OF
   DOLLARS):
   Proprietary managed assets                   $         29   $         31   $         31   $         30
   Other assets under fee based management                 8              8              5              3
   Banking and fiduciary deposits                         38             34             31             27
   Loans                                                  33             27             28             24
   Other, principally custody accounts                    56             59             58             56
                                                ------------   ------------   ------------   ------------
      Total Client Business Volumes             $        164   $        159   $        153   $        140
                                                ============   ============   ============   ============

REVENUES:
Customer Revenues
   Net Interest Spread and Recurring
      Fee-Based Revenues                        $      1,087   $      1,006   $        973   $        827
   Transaction Revenues                                  349            336            297            227
                                                ------------   ------------   ------------   ------------
      Total Customer Revenues                          1,436          1,342          1,270          1,054
Other Revenues (Principally Allocated
   Equity and Treasury Revenues)                         259            200            147            158
                                                ------------   ------------   ------------   ------------
      TOTAL REVENUES                            $      1,695   $      1,542   $      1,417   $      1,212
                                                ============   ============   ============   ============

    North America                               $        755   $        623   $        557   $        487
    International                                        940            919            860            725
                                                ------------   ------------   ------------   ------------
      TOTAL REVENUES                            $      1,695   $      1,542   $      1,417   $      1,212
                                                ============   ============   ============   ============

NET CREDIT LOSS RATIO                                   0.05%          0.06%          0.09%          0.10%

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT(1)
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $      2,068   $      2,085   $      1,895   $      1,503
Operating expenses                                     1,289          1,430          1,306            946
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest                779            655            589            557
Income taxes                                             257            245            236            219
Minority interest, after-tax                               1             18              4              -
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $        521   $        392   $        349   $        338
                                                ============   ============   ============   ============

PRE-TAX PROFIT MARGIN                                   37.7%          31.4%          31.1%          37.1%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Revenues, net of interest expense             $      1,729   $      1,706   $      1,650   $      1,487
  Operating expenses                                   1,116          1,182          1,132            940
                                                ------------   ------------   ------------   ------------
  Income before taxes                                    613            524            518            547
  Income taxes                                           233            190            200            217
                                                ------------   ------------   ------------   ------------
  NET INCOME                                    $        379   $        316   $        314   $        330
                                                ============   ============   ============   ============

RETIREMENT SERVICES:
  Revenues, net of interest expense             $        339   $        379   $        245   $         16
  Operating expenses                                     173            248            174              6
                                                ------------   ------------   ------------   ------------
  Income before taxes and minority interest              166            131             71             10
  Income taxes                                            23             37             32              2
  Minority interest, after-tax                             1             18              4              -
                                                ------------   ------------   ------------   ------------
  NET INCOME                                    $        142   $         76   $         35   $          8
                                                ============   ============   ============   ============

NET FLOWS BY BUSINESS (IN BILLIONS OF
  DOLLARS):
  Retail/Private Bank                           $       10.8   $       30.8   $       15.0   $        8.5
  Institutional
    Long Term                                           10.6            8.8           (4.1)           5.7
    Liquidity                                           13.5           25.8            1.9            1.8
                                                ------------   ------------   ------------   ------------
  Total Institutional                                   24.1           34.6           (2.2)           7.5
                                                ------------   ------------   ------------   ------------
    Net Flows excluding US Retail Money
      Markets                                           34.9           65.4           12.8           16.0
                                                ============   ============   ============   ============
  US Retail Money Markets                       $      (12.6)  $      (26.2)  $       10.1   $        6.7
                                                ============   ============   ============   ============

ASSETS UNDER MANAGEMENT BY BUSINESS (IN
  BILLIONS OF DOLLARS):
  Retail/Private Bank(2)                        $      205.1   $      237.2   $      244.1   $      225.1
  Institutional                                        163.9          142.5          115.3          119.3
  Citigroup Alternative Investments(3)                  99.2           48.1           44.9           32.6
  Retirement Services                                   11.1           12.1            6.0            0.3
                                                ------------   ------------   ------------   ------------
    Total Assets Under Management(2)            $      479.3   $      439.9   $      410.3   $      377.3
                                                ============   ============   ============   ============

ASSETS UNDER MANAGEMENT BY PRODUCT (IN
  BILLIONS OF DOLLARS):
  Equity/ Balanced                              $      132.9   $      167.2   $      168.6   $      163.1
  Fixed Income                                         152.9           99.8           77.9           70.3
  Money Markets/ Liquidity                             132.3          132.2          127.5          110.9
  Alternative Investments                               61.2           40.7           36.3           33.0
                                                ------------   ------------   ------------   ------------
    Total Assets Under Management(2),(3)        $      479.3   $      439.9   $      410.3   $      377.3
                                                ============   ============   ============   ============

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL
  FUND SHARE CLASSES(4)
  Equity                                                  14             10             11              9
  Fixed Income                                            12              7             11             11

CITISTREET JOINT VENTURE - ASSET UNDER
  ADMINISTRATION                                $      162.7   $      179.3   $      180.7            N/A
  (IN BILLIONS OF DOLLARS)

(1) Includes Retirement Services Businesses.
(2) Includes $29 billion, $31 billion, $30 billion, and $31 billion in 2002, 2001, 2000 and 1999, respectively, for Private Bank clients.
(3) Includes $35 billion of Travelers Property Casualty Corp. assets in 2002 which Asset Management manages on a third-party basis following the spin-off.
(4) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

CITIGROUP
PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE(2)            $       (471)  $        584   $      2,263   $        971
Operating expenses                                       140            118            127             75
Provision for credit losses                               31              -              7              -
                                                ------------   ------------   ------------   ------------
Income before taxes and minority interest               (642)           466          2,129            896
Income taxes                                            (217)           153            791            313
Minority interest, after-tax                              23             (5)            (2)             -
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $       (448)  $        318   $      1,340   $        583
                                                ============   ============   ============   ============

TOTAL END-OF-PERIOD ASSETS (IN BILLIONS OF
  DOLLARS)                                      $        9.2   $        9.3   $       10.9   $       11.1

(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Includes $527 million related to the gain on sale of 399 Park Avenue.

CITIGROUP
CORPORATE/OTHER
(In millions of dollars)

                                                    2002           2001           2000           1999
                                                ------------   ------------   ------------   ------------
REVENUES, NET OF INTEREST EXPENSE               $        600   $       (334)  $       (582)  $        122
Operating expenses                                       826            762          1,001            835
Provision for benefits, claims, and credit
  losses                                                 (21)            (8)            38            206
                                                ------------   ------------   ------------   ------------
Loss from continuing operations before taxes,
  minority interest, and cumulative effect of
  accounting changes                                    (205)        (1,088)        (1,621)          (919)
Income tax benefits                                     (114)          (465)          (571)          (307)
Minority interest, after-tax                               2             11              -              -
                                                ------------   ------------   ------------   ------------
Loss from continuing operations                          (93)          (634)        (1,050)          (612)
Income from discontinued operations                    1,875          1,055          1,288          1,177
Cumulative effect of accounting changes                  (47)          (158)             -           (127)
                                                ------------   ------------   ------------   ------------
NET INCOME                                      $      1,735   $        263   $        238   $        438
                                                ============   ============   ============   ============